UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 November 30, 2004
                        ----------------------------------
                        (Date of earliest event reported)


                                 CALBATECH, INC.
                     -------------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                            000-33039              86-0932112
(State or other jurisdiction of       Commission            (I.R.S. Employer
incorporation or organization)        File Number          Identification No.)

                         15375 Barranca Parkway, Suite I-101
                             Irvine, California 92618
                   --------------------------------------------
                  (Address of principal offices, including Zip Code)

                                 (949) 450-9910
                              ---------------------
             (Registrant's telephone number, including area code)

Item 1.01. Entry into a Material Definitive Agreement.

     CalbaTech, Inc., a Nevada corporation ("CTI") entered into an Agreement and Plan of Reorganization ("Agreement") with KD Medical, a Maryland company ("KD"), collectively referred to as the Parties. KD Medical, located in Columbia, Maryland, is one of the nation's leading manufacturers of microbiological culture media and other research reagents. KD Medical's products are used in genetic engineering, drug discovery, molecular biology labs and biopharmaceutical production.

     CTI shall pay Three Hundred and Fifty Thousand dollars ($350,000), Two Hundred Thousand (200,000) restricted shares of CalbaTech common stock, and agree to infuse KD with One Hundred Thousand Dollars ($100,000) in working capital under a budget as agreed upon by the Parties. Further, CTI shall pay an additional Five Hundred Thousand (500,000) restricted shares of CTI common stock within Thirty (30) days after December 31, 2004 if KD's gross revenues for the 12 months ended December 31, 2004 were equal to or greater than One Million Dollars ($1,000,000), as well as an additional issuance of Two Hundred and Fifty Thousand (250,000) restricted shares of CTI common stock within Thirty (30) days if KD's earnings before interest and taxes (EBIT) for the 12 months ended December 31, 2004 was equal to or greater than Ten Thousand dollars ($10,000). CTI shall also pay One Hundred and Fifty Thousand dollars ($150,000) 12 months after the Closing.

Item 2.01 Completion of Acquisition of Assets.

     Please see Item 1.01 of this current report.

Item 3.02 Unregistered Sales of Equity Securities.

     Please see Item 1.01 of this current report.

Item 9.01 Financial Statements and Exhibits

     Audited financial statements and pro-forma statements of KD Medical shall be filed by January 31, 2005

Exhibit 99.01

Agreement and Plan of Reorganization between CalbaTech, Inc., a
Nevada corporation, and KD Medical, a Maryland company.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       CalbaTech, Inc.
                                       By: s/s James DeOlden
                                       James DeOlden, Chief Executive Officer


Date:    November 30, 2004

                                Exhibit 99.1

                     AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement") is being entered into by and between CalbaTech, Inc., a Nevada corporation ("CTI" or "CalbaTech"), KD Medical, a Maryland
Corporation ("KD" or "Acquired Corporation") and John Powers. This Agreement shall become effective as of the latter date written in conjunction with the signatures affixed hereto (the "Effective Date").

     WHEREAS, CTI is a corporation organized and existing under the laws of the State of Nevada, with its principal business office located at 15375 Barranca Parkway, Suite I-101, Irvine, CA 92618, and KD is a corporation organized and existing under the laws of the State of Maryland, with its principal business office located at 6935-A Oakland Mills Road, Columbia Maryland 21045. CTI and KD are collectively referred to herein as the "Constituent Corporations";

     WHEREAS, all of the outstanding shares of KD are owned by John Powers, thereby representing one hundred percent ownership of KD;

     WHEREAS, pursuant to the terms of this Agreement, CTI will acquire all of the issued and outstanding units of KD's shares from the shareholders of KD as provided for in this Agreement and such transaction is intended, where applicable, to be a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and the parties intend that this Agreement shall constitute a plan of reorganization for the purposes of Section 368 of the Code, such that immediately following such exchange, KD will become a wholly-owned subsidiary of CTI. The foregoing exchange and issuance, together with the other transactions contemplated herein, are collectively referred to herein as the "Transaction";

     WHEREAS, the respective Boards of Directors of CTI and KD, as well as their respective shareholders, where necessary, deem it desirable and in their best interests that the Constituent
Corporations enter into this Agreement and consummate the Transaction pursuant to the terms and conditions contained herein; and

     NOW, THEREFORE, in consideration of the promises and mutual agreements, provisions and covenants herein contained, the receipt and sufficiency of which is hereby acknowledged and agreed, the parties agree as follows:

     On November 19, 2004, and pursuant to Sections IV and V herein, or on such other date that the parties agree that CTI shall (the "Closing"):

     (a)  (a)  Pay to John Powers Three Hundred and
          Fifty Thousand dollars ($350,000) upon the Closing;

     (b)  (b)  Pay to John Powers Two Hundred Thousand
          (200,000) restricted shares of CalbaTech common stock upon closing of the Transaction, hereinafter the "Shares";

     (c)  (c)  Pay to KD an infusion of One Hundred
          Thousand Dollars ($100,000) in working capital for KD under a budget as agreed upon by the Parties;

     (d)  (d)  Pay to John Powers an additional Five
          Hundred Thousand (500,000) restricted shares of CalbaTech common stock within Thirty (30) days of KD showing to the reasonable satisfaction of CalbaTech that its gross revenues for the 12 months ended December 31, 2004 were equal to or greater than One Million Dollars ($1,000,000);

     (e)  (e) Pay to John Powers an additional Two
          Hundred and Fifty Thousand (250,000) restricted shares of CalbaTech common stock within Thirty (30) days of KD showing to the reasonable satisfaction of CalbaTech that its net income after taxes for the 12 months ended December 31, 2004 were equal to or greater than Ten Thousand dollars ($10,000); and

     (f)  (f)  Pay to John Powers One Hundred and
          Fifty Thousand dollars ($150,000) 12 months after the Closing.

     All shares issued to KD shall be "Restricted Shares" within the meaning of Rule 144 of the Rules and Regulations of the Securities Act of 1933 and to be subject to certain trade restrictions thereto.

                                ARTICLE I
                           EXCHANGE OF INTEREST

1.1.  Shareholder Approval.

     KD has received approval by the majority of the shares of KD to approve and adopt this Agreement whereby CalbaTech would acquire KD as a wholly-owned subsidiary. Such exchange shall occur not later than 15 days after the date of this Agreement, subject to reasonable extension for satisfaction of contingencies and obtaining necessary approvals.

                                ARTICLE II
                 NAME AND CONTINUED CORPORATE EXISTENCE
                        OF ACQUIRED CORPORATION

     The corporate name of KD, the Acquired Corporation, whose corporate existence is to survive this exchange of interest and continue thereafter, and its identity, existence, purposes, powers, objects, franchises, rights and immunities shall continue unaffected and unimpaired by the exchange of interest.

                                ARTICLE III
                          DIRECTORS AND OFFICERS
                          OF ACQUIRED CORPORATION

1.  Directors.

     Upon Closing, CTI agrees to take such corporate actions as are necessary to approve the current members of the KD Board of Directors, if necessary.

2.  Officers.

     The current officers of the KD shall remain in place as in their current status.

                                 ARTICLE IV
                      TERMS OF THE EXCHANGE OF SHARES

     At Closing, CTI will issue the Shares to John Powers and he shall transfer all of the outstanding shares of KD to CTI. The Shares issued shall be unregistered shares and the resale or other transfer thereof shall be subject to the restrictions set forth in Rule 144, as promulgated by the Securities and Exchange Commission.

     Twelve (12) months from Closing, CTI shall pay John Powers One Hundred, Fifty Thousand Dollars ($150,000) pursuant to Article V and CTI shall provide a written promissory note to John Powers at closing evidencing such obligation in form and substance satisfactory to John Powers. Should CTI not make this payment in a timely manner, John Powers may notify CTI that it is in default. CTI shall have ten (10) days to cure such default. If CTI has not corrected the deficiency at the end of the cure period, it shall return all of KD's outstanding shares to such shareholders as were on the books of KD at Closing. It is understood that such return of shares shall have the effect of KD no longer being a wholly-owned subsidiary of CTI.

                                 ARTICLE V
                          OTHER TERMS OF PAYMENT

     CTI shall pay to John Powers Three Hundred and Fifty Thousand dollars ($350,000) immediately upon the Closing. CTI shall also immediately upon closing infuse KD with One Hundred Thousand Dollars ($100,000) in working capital under a budget as agreed upon by the Parties. CTI shall also pay to John Powers an additional Five Hundred Thousand (500,000) restricted shares of CalbaTech common stock within Thirty (30) days after December 31, 2004 if KD's gross revenues for the 12 months ended December 31, 2004 were equal to or greater than One Million Dollars ($1,000,000), as well as an additional issuance of Two Hundred and Fifty Thousand (250,000) restricted shares of CalbaTech common stock within Thirty (30) days if KD's earnings before interest and taxes (EBIT) for the 12 months ended December 31, 2004 was equal to or greater than Ten Thousand dollars ($10,000). CTI shall pay to John Powers One Hundred and Fifty Thousand dollars ($150,000) 12 months after the Closing.

     Upon Closing, the Scientific Advisory Board of CalbaTech shall offer to John Powers a position thereon commensurate with the terms, conditions and benefits thereof. The Board of Directors of KD, post-Closing, shall be nominees of CalbaTech and shall include John Powers as a member.

     John Powers shall remain the President of KD upon the Closing and shall be offered a 10-year employment agreement with an initial annual salary of Sixty Thousand dollars ($60,000). This ten-year employment agreement shall be subject to immediate termination at anytime by KD. In the event of such termination, KD must pay John Powers an amount equal to one-half of the total amount remaining during the term of the agreement. It is understood and agreed that if John Powers voluntarily resigns in writing from KD at any time during the term of his employment agreement, he will not be due any annual salary owed for the remainder of the term.

                               ARTICLE VI
                        ASSETS AND LIABILITIES

     Except as otherwise provided herein, on the Closing, all property, real, personal, and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions, and all and every other interest of or belonging to either of Constituent Corporations, shall remain with each of the Constituent Corporations, and the title to any real estate or any interest, whether vested by deed or otherwise, in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Transaction, including without limitation the exchange contemplated by this Agreement.

     Anything to the contrary herein notwithstanding, from and after the Closing, KD shall (and CTI shall take any and all action necessary to cause KD to) promptly pay and discharge all debts and perform all other obligations owed or owing, due or that may come due, by or from KD, in accordance with the terms thereof, including but not limited to amounts owed or owing, due or coming due, and all other obligations of KD to the Maryland Small Business Development Financing Authority ("MSBDFA"), its successors and assigns, or to any other Maryland governmental agency or authority, including without limitation under that certain Loan and Security Agreement by and between MSBDFA and KD, that certain Promissory Note made by KD in favor of MSBDFA, and that certain Guaranty of Payment made by Powers in favor of MSBDFA, each dated March 24, 2000, that certain Post-Closing Agreement by and between Powers, KD and MSBDFA, and that certain Forbearance Agreement by and among the Maryland Department of Business and Economic Development, KD, and Powers, dated December 15, 2002 (collectively, as amended or modified from time to time, the
"Loan Documents").   If KD at any time fails or becomes unable to
make any payment required pursuant to the foregoing when due or to otherwise perform any obligation, under the Loan Documents or otherwise, CTI shall immediately make such payment and perform such obligation on KD's behalf.

     CTI understands and acknowledges that Powers has personally incurred expenses and obligations in connection with KD's business on his personal credit card and out of other personal funds (the "Expense Items"). CTI and KD shall reimburse Powers for any and all such Expense Items within ten (10) days after such Expense Items are submitted to KD for reimbursement.

     From and after the Closing, CTI and KD shall each, jointly and severally, indemnify, defend and hold harmless Powers from and against any and all liabilities, losses, damages, claims, settlements, costs, expenses, interests, awards, judgments, fines, fees, penalties, or other charges, including reasonable attorneys' fees (collectively, "Losses"), incurred by Powers in connection with or arising out of the Loan Documents or any other obligations or liabilities of KD.

     CTI and KD acknowledge and agree that any failure to promptly pay as required under this Article VI will cause Powers to incur loss and expense in excess of the amount actually owed, and cause damage his reputation to vendors, customers and within the community and otherwise. Therefore, CTI and KD agree that, in the event that CTI or KD fails to pay in accordance with this Article VI, CTI and KD shall be liable to Powers in an amount equal to twice the amount of the payment originally owed hereunder. The parties agree that the foregoing is a reasonable approximation of the amount of damage that the parties expect would result from the failure to pay such amounts, and that this provision should not be deemed to be a penalty.

This Article VI shall survive the Closing.

                             ARTICLE VII
                      CONDUCT OF BUSINESS BY KD

     Prior to Closing, KD shall conduct its business in its usual and ordinary manner, and shall not enter into any transaction other than in the usual and ordinary course of such business. It is understood and agreed to that KD shall continue to seek acquisitions, both tangible and intangible, as well as seek other sources of debt or equity funding that are in the best interest of KD, and as such, these activities are considered within its usual and ordinary course of business. Without limiting the generality of the above, KD shall not after the execution of this Agreement, except as otherwise consented to in writing by CTI or as otherwise provided in this Agreement:

1.  Amend its certificate of incorporation or its bylaws;

2. Declare or pay any dividend or make any other distribution upon or with respect to its capital stock;

3. Repurchase any of its outstanding stock or by any other means transfer any of its funds to its shareholders either selectively or rateably, in return for value or otherwise, except as salary or other compensation in the ordinary or normal course of business;

4. Undertake or incur any obligations or liabilities except current obligations or liabilities in the ordinary course of business and except for liabilities for fees and expenses in connection with the negotiation and consummation of the Transaction in amounts to be determined after the Effective Date;

5. Mortgage, pledge, subject to lien or otherwise encumber any realty or any tangible or intangible personal property;

6. Sell, assign or otherwise transfer any tangible assets of whatever kind, or cancel any claims, except in the ordinary course of business;

7. Sell, assign, or otherwise transfer any trademark, trade name, patent or other intangible asset;

8. Default in performance of any material provision of any material contract or other obligation; or

9.  Waive any right of any substantial value.

                                ARTICLE VIII
               WARRANTIES OF THE CONSTITUENT CORPORATIONS

1.1.  Representations and Warranties of KD.

KD covenants, represents and warrants to CTI that:

a. It is, on the date of this Agreement and will be up to and including the Closing: (i) a Subchapter S Corporation duly organized and existing and in good standing under the laws of the jurisdiction of the State of Maryland; and (ii) duly authorized under its articles, and under applicable laws, to engage in the business carried on by it;

b. Its Board of Directors has and its shareholders have authorized and approved the execution and delivery of this Agreement, and the performance of the Transaction contemplated by this Agreement;

c. To KD's knowledge, it has complied with, and is not in violation of any applicable Federal, State, or local statutes, laws, and regulations affecting its properties or the operation of its business;

d. Except as contemplated by this Agreement, KD is not involved as a defendant or plaintiff in any suit, action, arbitration, or legal, administrative or other proceeding, which to its knowledge, would materially affect the company or its business, assets, or financial condition in a negative manner; or, governmental investigation which is pending; to the best of its knowledge, threatened against or affecting the company or its business assets or financial condition; and is not in default with respect to any order, writ, injunction or decree of any Federal, State, local/foreign court, department, agency, or instrumentality applicable to it;

e. Except as contemplated by this Agreement, the execution and delivery of this Agreement and its performance in the time and manner contemplated will not cause, constitute, or conflict with, or result in: (i) a breach or violation of any provisions of or constitute a default under any license, mortgage, article of incorporation, bylaw, other similar agreement to which the company is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those required; (ii) any event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of the company which would have a materially adverse impact on KD; or, (iii) an event that would result in the creation or imposition of any lien, charge, encumbrance on any asset which would have a materially adverse impact on KD;

f. KD has provided to CTI its most recent unaudited financial statements, as of September 30, 2004, and represents and warrants that, to its knowledge, those statements provided to CTI accurately depict the financial condition of KD;

g. All federal, state and local tax returns required to be filed by it on or before the Closing will have been filed, and all taxes shown to be required to be paid on or before the Closing will have been paid, unless such taxes outstanding have been disclosed to CTI; and

h. All leases now held by it are now and will be on the Closing in good standing and not voidable or void by reason of any default whatsoever.

2.2.  Representations and Warranties of CTI.

CTI covenants, represents and warrants to KD that:

a.  It is on the date of this Agreement, and will be on Closing
Date: (i) a corporation duly organized and existing and in good standing under the laws of the jurisdiction of the State of Nevada; and (ii) duly authorized under its articles, and under applicable laws, to engage in the business carried on by it;

b. Its Board of Directors has authorized and approved the execution and delivery of this Agreement, and the performance of the Transaction contemplated by this Agreement;

c. It has complied with, and is not in violation of any applicable Federal, State, or local statutes, laws, and regulations affecting its properties or the operation of its business.

d. The execution and delivery of this Agreement and its performance in the time and manner contemplated will not cause, constitute, or conflict with, or result in any of the following: (1) a breach or violation of any provisions of or constitute a default under any license, indenture, mortgage instrument, article of incorporation, bylaw, other agreement or instrument to which the company is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those required, (2) any event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of the company, or, (3) an event that would result in the creation or imposition of any lien, charge, encumbrance on any asset;

e.  It is a fully reporting company under the Securities Exchange
Act of 1934, and is current in all its reporting requirements;

f. CTI's common stock is listed and trading on the Over the Counter Bulletin Board (under the trading symbol "CLBE") and no restrictions have been imposed on the trading of these shares by the National Association of Securities Dealers, Inc. or any other regulatory body;

g. CTI represents that all of the periodic and other reports filed with the Securities and Exchange Commission under the SEC Act of 1934 are true and correct in all material aspects;

h. The Company has made available to John Powers all material that has been requested relating to an investment in the Company and has provided answers to all questions concerning the offering addressed by John Powers. In evaluating the suitability of an investment in the Company, it is understood that John Powers has not relied upon any representations or other information (oral or written) other than as provided directly by the Company or as contained in any documents or answers to questions furnished by the Company; and

i. John Powers has not been offered any shares to be issued by CTI pursuant to this Agreement by any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                            ARTICLE IX
                     CONSUMMATION OF EXCHANGE

     All expenses incurred in consummating the plan of exchange shall, except as otherwise agreed in writing between the Constituent Corporations, be borne by the party incurring the expense.

                             ARTICLE X
                            MISCELLANEOUS

1.  Access to Books and Records.

     KD shall, before Closing, afford to the officers and authorized representatives of CTI free and full access to its books and records, and the officers of KD will furnish CTI with financial and operating data and other information as to the business and properties of KD as CTI shall from time to time reasonably request. CTI shall, before Closing, afford to the officers and authorized representatives of KD free and full access to its books and records, and the officers of CTI will furnish KD with financial and operating data and other information as to the business and properties of CTI as KD shall from time to time reasonably request. CTI and KD agree that, unless and until the merger contemplated by this Agreement has been consummated, CTI and KD and their officers and representatives will hold in strict confidence all data and information obtained from one another as long as it is not in the public domain, and if the merger provided for is not consummated as contemplated, CTI and KD will each return to the other party all data as the other party may reasonably request. In the event that John Powers is no longer employed by KD, he shall reasonable access upon five days written notice to CTI to the records of KD. Such access shall be for the purpose of determining, where necessary, that all debts of KD for which John Powers has personal liability are being serviced.

2.  Rights Cumulative; Waivers.

     The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

3.  Benefit; Successors Bound.

     This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

4.  Entire Agreement.

     This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

5.  Assignment.

     Neither this Agreement nor any other benefit to accrue hereunder shall be assigned or transferred by either party, either in whole or in part, without the written consent of the other party, and any purported assignment in violation hereof shall be void.

6.  Amendment.

     This Agreement may be amended only by an instrument in writing executed by all the parties hereto.

7.  Severability.

     Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

8.  Section Headings.

     The Section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

9.  Construction.

     Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

10.  Further Assurances.

     In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

11.  Notices.

     Any notice which is required or desired under this Agreement shall be given in writing and may be sent by personal delivery or by mail by either the United States mail, postage prepaid, or by Federal Express or similar generally recognized overnight carrier to the Constituent Corporations at their respective addresses set forth in the recitals to this Agreement, and to KD's shareholders, or to such other address as a party may communicate in writing to the other parties.

12.  Arbitration, Venue, Governing Law.

     This Agreement shall be deemed to be made, governed by, interpreted under and construed in all respects in accordance with the commercial rules of Judicial Arbitration and Mediation Service ("JAMS"). This chosen jurisdiction is irrespective of the country or place of domicile or residence of either party. In the event of controversy arising out of the interpretation, construction, performance or breach of this agreement, the parties hereby consent to adjudication under the commercial rules of JAMS. Said venue of the arbitration shall be in Howard County, Maryland. Judgment on the award rendered by the arbitrator may be entered in any federal or state court in Howard County, Maryland. The Laws of the State of Nevada shall govern all disputes regarding this matter. Any provision herein which is later determined to be in violation of any such laws shall be eliminated from the terms of this Agreement, and the remainder of this Agreement shall continue in full force and effect. The prevailing party in any action brought under this paragraph shall be entitled to attorneys fees.

13.  Consents.

     The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of such party.

14.  Execution in Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


CTI:                                          KD MEDICAL, INC.

Dated:________________________                Dated:_______________________

By:_________________________                  By:__________________________
James DeOlden, Chief Executive Officer        John Powers, President


                                       JOHN H. POWERS, Individual


                                       Dated: _______________________

                                       By: __________________________